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                                                                    EXHIBIT 23.4


                   CONSENT OF HOWREY SIMON ARNOLD & WHITE LLP

We consent to the reference in this Amendment No. 2 to Registration Statement No. 333-34198 of Large Scale Biology Corporation on Form S-1 to us under the heading "Experts".

/s/ Howrey Simon Arnold & White LLP
-----------------------------------
Howrey Simon Arnold & White LLP
Menlo Park, California
July 21, 2000